Item 1: Report to Shareholders

Short-Term Bond Fund	May 31, 2006

The views and opinions in this report were current as of May 31, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Fellow Shareholders

Interest rates rose steadily during the past six months, with the largest increases occurring in shorter-term securities. As a result, the spread between the yields on short- and long-term securities narrowed further, separated by only a fraction of a percentage point at the end of May when the 10-year Treasury yield stood at 5.12% compared with 5.03% for two-year Treasuries. In this challenging environment, your fund managed to post modest gains over the 6- and 12-month periods ended May 31, 2006.

MARKET ENVIRONMENT

The economy accelerated at the beginning of 2006, expanding at a robust annualized rate of 5.3% in the first quarter versus a sluggish 1.7% in the final quarter of 2005 following last year’s hurricanes along the Gulf Coast. Manufacturing activity was sturdy, business and consumer spending patterns appeared to be healthy, and the unemployment rate dipped to 4.6% in May amid strong job growth. The red-hot housing market cooled off without a significant economic impact, and for the most part, inflation remained generally contained as elevated energy costs failed to filter through to nonenergy prices.

Nevertheless, central bank officials believe that reasonably strong economic growth and a renewed increase in energy costs have the potential to push inflation higher. In response, the Federal Reserve—led by Ben Bernanke following Alan Greenspan’s retirement at the end of January—raised the federal funds target rate in the last six months to 5.00%, a level not seen in five years. The central bank has now lifted the target rate 16 times since June 2004.

Money market yields rose in tandem with the fed funds rate, increasing by approximately two percentage points over the last 12 months.

Intermediate-term rates rose to a lesser extent, and long-term rates climbed only about one percentage point. As a result, the yield difference across the maturity spectrum narrowed—also known as a flattening of the Treasury yield curve. (After the end of the period, the two-year Treasury yield inched above the 10-year yield for the first time since March.)

Investment-grade bond returns were narrowly mixed during the 6- and 12-month periods ended May 31, 2006, as falling bond prices in a rising interest rate environment offset income. In both periods, municipal, mortgage-backed, and asset-backed securities produced modest gains, but Treasuries and investment-grade corporate bonds declined, particularly long-term issues. High-yield bonds outperformed investment-grade securities.

PERFORMANCE

Your fund generated small gains during the 6- and 12-month periods ended May 31, 2006, performing roughly in line with the Lehman Brothers 1-3 Year U.S. Government/Credit Index and the Lipper peer group average over both periods. (Performance for the Advisor Class shares was lower than the fund’s, reflecting the Advisor Class’s higher expense ratio.) The fund’s net asset value declined $0.03 from the end of November to $4.65 at the end of May in a difficult environment, but dividends contributed $0.09 per share, resulting in a positive total return for the six-month period. For the 12-month cycle, the net asset value fell $0.08 but dividends amounting to $0.17 per share enabled the fund to deliver a modest return. As you know, the objective of the fund is to provide greater income than is available from a money market fund, but with a higher degree of principal risk.

During the past six months, we continued to maintain a roughly neutral portfolio duration versus the Lehman Brothers benchmark (duration is a measure of a portfolio’s sensitivity to changes in interest rates; see the glossary following this letter for a more detailed explanation). We also kept a fairly high allocation of cash reserves, which benefited fund performance toward the end of the period since cash offered the same yield as short-term notes, with less volatility.

We were slightly overweight longer-duration securities, with positions in U.S. Treasuries and intermediate-term Treasury inflation-protected securities (TIPS). At the same time, we underweighted agency bonds, another strategy that aided fund results when this segment of the market underperformed. In addition, we continued to reduce our exposure to nondollar bonds by selling securities denominated in Mexican pesos, Australian dollars, and New Zealand dollars. Mexico had been experiencing some volatility because of uncertainty surrounding its elections, as well as a general aversion to risk that had been building in the marketplace. In the case of the latter two currencies, both had grown somewhat volatile in recent months, and we exited them on strength.

Regarding sector allocations, we maintained an overweight in mortgage-backed bonds, which benefited performance earlier in the period before they weakened in May. Volatility affected this segment of the market, as prices fell and the yield premium versus Treasuries widened. (Prices and yields move counter to each other.) The supply of mortgage securities has been growing, but demand for them became mixed, with bank demand flat and foreign demand becoming increasingly uncertain. We also lowered our exposure to the corporate sector, since market risks have been rising. Deteriorating credit quality is a concern, and we will continue to focus on bond selection to avoid issues with company-specific risk.

At the end of May, 23% of the portfolio was allocated to AAA securities, 26% to agencies (including GNMAs and collateralized mortgage obligations), 10% to AA, 13% to A, 16% to BBB, only 1% to BB, and the balance to reserves. Corporate bonds and notes amounted to 40% of portfolio net assets, mortgage-backed securities 24%, asset-backed securities 13%, and the remaining 23% was divided primarily to reserves.

OUTLOOK

The Federal Reserve has grown concerned enough about rising inflation that it considered raising short-term interest rates by half of a percentage point at its last meeting on May 10. Fed Chairman Ben Bernanke and his colleagues raised rates a quarter-point instead but left the door open to additional rate increases “in view of the risk that the outlook for inflation could worsen,” according to minutes of the meeting. Investors had hoped that the Fed was nearing the end of its long tightening cycle. The minutes cited several troubling factors, including soaring energy prices and a sagging U.S. dollar, which raises the prices of foreign goods imported into the country.

With short-term rates likely to rise a bit further, we want to reiterate that our portfolio of short-term bonds is less volatile than one made up of long-term securities. It also offers good diversification for fixed-income investors. Short-term bonds provide income that can help offset losses in principal. While they are not as stable as money market funds, their yields are usually higher, and they may be a good alternative for investors who do not need to access their funds during the foreseeable future.

As always, we will continue to monitor conditions closely and look for opportunities as they become available in a changing economic environment.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Edward A. Wiese
President and chairman of the fund’s Investment Advisory Committee

June 16, 2006

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

As approved by shareholder vote, the funds’ industry concentration fundamental policy is as follows: The funds may not purchase the securities of any issuer if, as a result, more than 25% of the value of the fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry. See the change to the prospectus language below:

PROSPECTUS UPDATE

Supplement to prospectus dated October 1, 2005:

The industry concentration disclosure and policies on page 35 of the Short-Term Bond Fund’s prospectus and pages 30 and 31 of the Short-Term Bond Fund–Advisor Class’s prospectus are removed and replaced with a new policy which appears in the fund’s Statement of Additional Information.

RISKS OF FIXED-INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

GLOSSARY

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of two years would fall about 2% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Fed funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Lehman Brothers 1-3 Year U.S. Government/Credit Index: A total return index that incorporates all bonds in both the Treasury Bond Index and the Agency Bond Index, as well as U.S. corporate and some foreign debentures and secured notes, with maturities of one to three years.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee. Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights

For a share outstanding throughout each period

Investor Class

	Year Ended 5/31/06**	5/31/05**	5/31/04	5/31/03	5/31/02
NET ASSET VALUE					
Beginning of period	$ 4.73	$ 4.76	$ 4.87	$ 4.75	$ 4.71
Investment activities					
Net investment income	0.17*	0.14*	0.14*	0.19*	0.25*
Net realized and unrealized gain (loss)	(0.08)	(0.03)	(0.11)	0.12	0.04
Total from investment activities	0.09	0.11	0.03	0.31	0.29
Distributions					
Net investment income	(0.17)	(0.14)	(0.14)	(0.19)	(0.25)
NET ASSET VALUE					
End of period	**$ 4.65**	**$ 4.73**	**$ 4.76**	**$ 4.87**	**$ 4.75**

Ratios/Supplemental Data

Total return^	**2.01%***	**2.32%***	**0.54%***	**6.74%***	**6.24%***
Ratio of total expenses to average net assets	0.55%*	0.55%*	0.55%*	0.55%*	0.55%*
Ratio of net investment income to average net assets	3.62%*	2.85%*	2.67%*	3.85%*	5.11%*
Portfolio turnover rate	39.9%	56.0%	69.5%	110.1%	49.9%
Net assets, end of period (in millions)	$ 1,363	$ 1,292	$ 1,596	$ 1,052	$ 696

** Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* Excludes expenses in excess of a 0.55% contractual expense limitation in effect through 9/30/07.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS †

(Amounts in 000s)

	$ Par/Shares	Value
CORPORATE BONDS 39.7%		
Banking & Finance 13.5%		
AIG Sunamerica Global Financing XII, 5.30%, 5/30/07 (1)	3,310	3,306
Allstate Financial Global Funding, 5.25%, 2/1/07 (1)	4,315	4,311
Bank of America, 5.25%, 2/1/07	6,720	6,708
CIT Group, 5.32%, 8/15/08 (2)	5,035	5,045
CIT Group, 5.50%, 11/30/07	2,880	2,879
Citigroup, 3.625%, 2/9/09	5,760	5,502
Countrywide Home Loans, 4.125%, 9/15/09	6,720	6,403
Goldman Sachs Group, 5.115%, 7/2/07 (2)	2,880	2,884
HBOS Treasury Services, 3.125%, 1/12/07 (1)	7,680	7,558
HSBC Bank, 7.625%, 6/15/06	4,125	4,127
Household Finance, 5.75%, 1/30/07	4,155	4,162
ING Security Life Insurance, 2.70%, 2/15/07 (1)	8,640	8,478
International Lease Finance, 3.75%, 8/1/07	7,200	7,057
Islandsbanki HF, 5.228%, 10/15/08 (1)(2)	9,025	9,023
iStar Financial, 4.875%, 1/15/09	3,935	3,847
JP Morgan Chase, 3.125%, 12/11/06	5,565	5,502
Key Bank, 4.412%, 3/18/08	2,400	2,356
Keycorp, 4.70%, 5/21/09	2,015	1,965
Landwirtschaftliche Rentenbank, 3.75%, 6/15/09	4,795	4,583
Marshall & Ilsley Bank, 2.625%, 2/9/07	3,000	2,943
Marshall & Ilsley Bank, 3.80%, 2/8/08	4,795	4,667
Marshall & Ilsley Bank, 4.125%, 9/4/07	2,070	2,037
MassMutual Global Funding II, 3.25%, 6/15/07 (1)	6,170	6,036
Merrill Lynch, 5.15%, 3/2/09 (2)	6,720	6,750
National Rural Utilities, 3.875%, 2/15/08	8,885	8,660
Principal Life Income Funding, 5.20%, 11/15/10	1,800	1,770
Regions Bank, 2.90%, 12/15/06	5,410	5,337
Residential Capital, 6.168%, 4/17/09 (2)	5,135	5,103

SLM Corporation, 5.11%, 4/1/09 (2)	9,600	9,307
St. Paul Travelers Companies, 5.75%, 3/15/07	2,375	2,378
Swedish Export Credit, 2.875%, 1/26/07	5,775	5,685
Travelers Property Casualty, 3.75%, 3/15/08	1,695	1,642
U.S. Bank, 2.87%, 2/1/07	7,000	6,880
Vornado Realty, 4.50%, 8/15/09	3,600	3,463
Wachovia, 5.17%, 7/20/07 (2)	2,880	2,881
Wells Fargo, 4.20%, 1/15/10	9,120	8,718
World Savings Bank, F.S.B., 4.125%, 12/15/09	7,000	6,672
		186,625
Consumer Products & Services 8.6%		
Abbott Laboratories, 5.625%, 7/1/06	4,055	4,055
Bunge Limited Finance, 4.375%, 12/15/08	5,715	5,538
Comcast Cable Communications, 8.375%, 5/1/07	5,280	5,409
Dayton Hudson, 7.50%, 7/15/06	2,400	2,406
Genentech, 4.40%, 7/15/10	5,575	5,344
General Mills, 3.875%, 11/30/07	7,000	6,827
General Mills, 6.449%, 10/15/06	6,755	6,777
Harrah's Operating, 5.50%, 7/1/10	7,215	7,105
Harrah's Operating, 7.50%, 1/15/09	4,895	5,113
Home Depot, 3.75%, 9/15/09	5,075	4,813
IBM, 2.375%, 11/1/06	5,280	5,217
IBM, 3.80%, 2/1/08	8,165	7,958
Jones Apparel Group, 7.875%, 6/15/06	2,495	2,497
Kraft Foods, 4.625%, 11/1/06	4,655	4,639
Kroger, 7.80%, 8/15/07	4,795	4,911
McCormick, 3.35%, 4/15/09	4,795	4,528
Medtronic, 4.375%, 9/15/10	6,400	6,101

Merck, 2.50%, 3/30/07	4,510	4,403
Oracle, 5.00%, 1/15/11 (1)	13,265	12,858
Safeway, 4.125%, 11/1/08	2,780	2,676
Viacom, 5.625%, 5/1/07	4,260	4,261
Wellpoint, 5.00%, 1/15/11	4,810	4,662
		118,098
Energy 2.0%		
Amerada Hess, 7.375%, 10/1/09	3,410	3,584
BP Canada Finance B.V., 3.375%, 10/31/07	2,590	2,520
Devon Energy, 2.75%, 8/1/06	4,415	4,397
Encana, 4.60%, 8/15/09	5,375	5,219
Pemex Project Funding Master Trust, 6.21%, 6/15/10 (1)(2)	6,720	6,890
Premcor Refunding Group, 6.75%, 2/1/11	4,960	5,152
		27,762
Industrial 4.5%		
Alcoa, 4.25%, 8/15/07	2,375	2,342
Caterpillar Financial Services, 4.50%, 9/1/08	6,240	6,104
Centex, 4.55%, 11/1/10	3,330	3,137
D.R. Horton, 4.875%, 1/15/10	3,245	3,117
DaimlerChrysler N.A. Holding, 4.75%, 1/15/08	4,795	4,724
Ford Motor Credit, 5.88%, 3/21/07 (2)	2,155	2,138
Ford Motor Credit, 6.50%, 1/25/07	2,640	2,637
GE Capital, 5.00%, 6/15/07	5,760	5,736
Hutchison Whampoa Finance, 6.95%, 8/1/07 (1)	4,300	4,364
John Deere Capital, 3.90%, 1/15/08	3,840	3,745
Lennar, 5.68%, 3/19/09 (2)	3,165	3,163
Lubrizol, 5.875%, 12/1/08	180	180
Nissan Motor Acceptance Corporation, 4.625%, 3/8/10 (1)	5,280	5,061

Appalachian Power, 5.29%, 6/29/07 (2)	3,215	3,221
CE Electric UK Funding, 6.995%, 12/30/07 (1)	2,275	2,290
Centerpoint Energy, 5.875%, 6/1/08	4,795	4,800
Dominion Resources, 4.125%, 2/15/08	2,880	2,808
Duke Capital, 7.50%, 10/1/09	5,760	6,074
Energy East, 5.75%, 11/15/06	5,520	5,524
Enterprise Products Operations, 4.00%, 10/15/07	3,600	3,520
FirstEnergy, 5.50%, 11/15/06	3,045	3,045
Kinder Morgan Finance, 5.35%, 1/5/11	6,220	5,824
Niagara Mohawk Power, 7.75%, 10/1/08	2,110	2,206
NiSource Finance, 5.764%, 11/23/09 (2)	6,240	6,247
Panhandle Eastern Pipeline, 2.75%, 3/15/07	5,758	5,633
Pepco Holdings, 5.50%, 8/15/07	4,795	4,779
PPL Capital Funding, 4.33%, 3/1/09	3,840	3,699
Sempra Energy, 5.659%, 5/21/08 (2)	5,230	5,230
Wisconsin Electric Power, 3.50%, 12/1/07	5,400	5,246
WPD Holdings, 6.875%, 12/15/07 (1)	2,590	2,627
		79,315
Total Corporate Bonds (Cost $557,445)		546,469

ASSET-BACKED SECURITIES 13.4%

Aesop Funding II Series 2003-5A, Class A1 2.78%, 12/20/07 (1)	6,350	6,297
Americredit Automobile Receivable Trust Series 2006-RM, Class A3 5.53%, 1/6/14	6,500	6,486
Bank One Auto Securitization Trust Series 2003-1, Class A3 1.82%, 9/20/07	321	321

BankBoston Home Equity Loan Trust Series 1998-2, Class A6 6.64%, 12/25/28	3,258	3,279
Capital Auto Receivables Asset Trust Series 2004-1, Class A4 2.64%, 11/17/08	8,645	8,403
Capital Auto Receivables Asset Trust Series 2004-1, Class CTFS 2.84%, 9/15/10	6,724	6,509
Capital Auto Receivables Asset Trust Series 2006-1, Class B 5.26%, 10/15/10	2,705	2,672
Centerpoint Energy Transition Bond Series 2005-A, Class A2 4.97%, 8/1/14	1,600	1,567
Chase Funding Mortgage Loan Series 2002-4, Class 2A1 5.451%, 10/25/32 (2)	979	982
Chase Funding Mortgage Loan Series 2003-3, Class 1A6 3.717%, 10/25/14	8,200	7,630
Citibank Credit Card Issuance Trust Series 2001-A6, Class A6 5.65%, 6/16/08	6,724	6,725
CNH Equipment Trust Series 2003- B, Class A4B 3.38%, 2/15/11	6,507	6,368
Credit-Based Asset Services & Securitization Series 2005-CB5, Class AF2 4.831%, 8/25/35 (2)	4,899	4,780
Credit-Based Asset Services & Securitization Series 2006-CB3, Class AV3 5.129%, 3/25/36 (2)	6,275	6,288
GS Auto Loan Trust Series 2004-1, Class A3 2.13%, 11/15/07	901	897
Harley-Davidson Motorcycle Trust Series 2003-3, Class A2 2.76%, 5/15/11	3,662	3,565

Harley-Davidson Motorcycle Trust Series 2003-4, Class A2 2.69%, 4/15/11	4,382	4,243
Hertz Vehicle Finance Series 2004-1, Class A2 2.38%, 5/25/08 (1)	12,008	11,733
Honda Auto Receivables Owner Trust Series 2003-5, Class A4 2.96%, 4/20/09	8,765	8,539
Household Affinity Credit Card Series 2003-1, Class A 5.201%, 2/15/10 (2)	4,803	4,819
Hyundai Auto Receivables Trust Series 2003-A, Class A4 3.02%, 10/15/10	1,700	1,655
Hyundai Auto Receivables Trust Series 2006-A, Class A4 5.26%, 11/15/12	3,000	2,986
John Deere Owner Trust Series 2005-A, Class A4 4.16%, 5/15/12	2,215	2,145
M & I Auto Loan Trust Series 2005-1, Class A4 4.914%, 3/21/11	6,300	6,225
Marriott Vacation Club Owner Trust Series 2005-2, Class A 5.25%, 10/20/27 (1)	4,280	4,206
Marriott Vacation Club Owner Trust Series 2006-1A, Class A 5.737%, 4/20/28 (1)	3,025	3,025
MBNA Master Credit Card Trust Series 2000-D, Class A 5.28%, 9/15/09 (2)	8,682	8,704
Morgan Stanley ABS Capital I Series 2006-HE4, Class A3 5.23%, 6/25/36 (2)	4,065	4,065
Navistar Financial Owner Trust Series 2003-B, Class A3 5.28%, 4/15/08 (2)	4,606	4,609

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets	
Investments in securities, at value	
Non-affiliated companies (cost $1,254,606)	$ 1,228,296
Affiliated companies (cost $166,043)	166,043
Total investments in securities	1,394,339
Interest receivable	11,488
Receivable for shares sold	1,299
Due from affiliates	156
Receivable for investment securities sold	1
Other assets	1,377
Total assets	1,408,660
Liabilities	
Payable for investment securities purchased	28,135
Payable for shares redeemed	1,388
Investment management fees payable	593
Due to affiliates	145
Other liabilities	802
Total liabilities	31,063
NET ASSETS	$ 1,377,597
Net Assets Consist of:	
Undistributed net investment loss	$ (4,095)
Undistributed net realized loss	(16,538)
Net unrealized loss	(26,507)
Paid-in capital applicable to 296,528,847 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares authorized	1,424,737
NET ASSETS	$ 1,377,597

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Short-Term Bond Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks a high level of income consistent with minimal fluctuation in principal value and liquidity. The fund has two classes of shares: the Short-Term Bond Fund original share class, referred to in this report as the Investor Class, offered since March 2, 1984, and Short-Term Bond Fund—Advisor Class (Advisor Class), offered since December 31, 2004. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the fund recognizes a loss if cost exceeds value. Gains and losses realized on in-kind redemptions are not recognized for tax purposes, and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended May 31, 2006, the fund realized $845,000 of net loss on $43,070,000 of in-kind redemptions.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on forward currency exchange contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Forward Currency Exchange Contracts During the year ended May 31, 2006, the fund was a party to forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates and exchange rates. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in currency values.

Futures Contracts During the year ended May 31, 2006, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

TBA Purchase Commitments During the year ended May 31, 2006, the fund entered into TBA (to be announced) purchase commitments, pursuant to which it agrees to purchase mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for that security. With TBA transactions, the particular securities to be delivered are not identified at trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBAs with the intention of taking possession of the underlying mortgage securities. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBAs.

Dollar Rolls During the year ended May 31, 2006, the fund entered into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously purchases a similar, but not identical, TBA with the same issuer, rate, and terms. The fund may execute a “roll” to obtain better underlying mortgage securities or to enhance returns. The fund generally enters into dollar roll transactions with the intention of taking possession of the underlying mortgage securities, but may close a contract prior to settlement or “roll” settlement to a later date if deemed in the best interest of shareholders. Actual mortgages received by the fund may be less favorable than those anticipated. The fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $343,626,000 and $355,716,000, respectively, for the year ended May 31, 2006. Purchases and sales of U.S. government securities aggregated $187,284,000 and $107,303,000, respectively, for the year ended May 31, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended May 31, 2006, totaled $47,753,000 and were characterized as ordinary income for tax purposes. At May 31, 2006, the tax-basis components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of May 31, 2006, the fund had $15,210,000 of capital loss carryforwards, of which $1,276,000 expire in fiscal 2007, $3,718,000 expire in fiscal 2008, and $10,216,000 that expire thereafter through fiscal 2014.

For the year ended May 31, 2006, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to redemptions in kind. Results of operations and net assets were not affected by these reclassifications.

At May 31, 2006, the cost of investments for federal income tax purposes was $1,422,828,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2006, the effective annual group fee rate was 0.31%.

The Investor Class and Advisor Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, the manager is required to waive its management fee and reimburse a class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation. For a period of three years after the date of any reimbursement or waiver, each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation.

Pursuant to this agreement, management fees in the amount of $1,446,000 were repaid and expenses in the amount of $1,984,000 were reimbursed by the manager during the year ended May 31, 2006. Including these amounts, management fees waived and expenses previously reimbursed by the manager in the amount of $3,105,000 remain subject to repayment at May 31, 2006.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended May 31, 2006, expenses incurred pursuant to these service agreements were $116,000 for Price Associates, $763,000 for T. Rowe Price Services, Inc., and $121,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended May 31, 2006, the fund was charged $135,000 for shareholder servicing costs related to the college savings plans, of which $101,000 was for services provided by Price. The amount payable at period end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At May 31, 2006, approximately 7% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate, special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended May 31, 2006, the fund was allocated $306,000 of Spectrum Funds’ expenses and $116,000 of Retirement Funds’ expenses. Of these amounts, $288,000 related to services provided by Price. The amount payable at period end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At May 31, 2006, approximately 16% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 10% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the year ended May 31, 2006, dividend income from the T. Rowe Price Reserve Funds totaled $5,265,000, and the value of shares of the T. Rowe Price Reserve Funds held at May 31, 2006, and May 31, 2005, was $166,043,000 and $112,148,000, respectively.

As of May 31, 2006, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 517,089 shares of the Investor Class, representing less than 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Short-Term Bond Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Short-Term Bond Fund, Inc. (the “Fund”) at May 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2006 by correspondence with the custodian and brokers, and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 12, 2006

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 8, 2006, the fund’s Board of Directors unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related with portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns to a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that the use of soft dollars as a means of paying for third-party, non-broker research had been eliminated. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds. Because the Manager is currently waiving a significant portion of its fee for this particular fund, the Board was not provided with estimates of the gross profits realized from managing this fund. The Board concluded that the Manager’s profits from advising T. Rowe Price mutual funds were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels, and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for both the Investor Class and Advisor Class) and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee rate and expense ratio (for both classes of shares) were generally at or below the median of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business matters, and is responsible for protecting the interests of shareholders. At least 75% of the fund’s directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” directors are officers of T. Rowe Price. The Board of Directors elects the fund’s officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected *	Other Public Companies

Jeremiah E. Casey	Director, Allfirst Financial, Inc. (previously First Maryland Bankcorp)
(1940)	(1983 to 2002); Director, National Life Insurance (2001 to 2005);
2006	Director, The Rouse Company, real estate developers (1990 to 2004)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Vornado Real Estate Investment Trust (3/04 to
1983	present); Director, Mercantile Bankshares (4/03 to present); Member,
Advisory Board, Deutsche Bank North America (2004 to present);
Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer,
2001	The Haven Group, a custom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp. and Golden Star Resources Ltd. (5/92 to
2001	present), and Pacific Rim Mining Corp. (2/02 to present)

Karen N. Horn	Managing Director and President, Global Private Client Services, Marsh
(1943)	Inc. (1999 to 2003); Managing Director and Head of International
2003	Private Banking, Bankers Trust (1996 to 1999); Director, Georgia
Pacific, Eli Lilly and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.; Director,
1992	AMLI Residential Properties Trust

* Each independent director oversees 113 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price and T. Rowe Price Group,
(1956)	Inc.; Chairman of the Board, Director, and President, T. Rowe Price
2006	Investment Services, Inc.; Chairman of the Board and Director, T. Rowe
[113]	Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and
T. Rowe Price Savings Bank; Director, T. Rowe Price Global Asset
Management Limited and T. Rowe Price Global Investment Services
Limited; Chief Executive Officer, Chairman of the Board, Director,
and President, T. Rowe Price Trust Company; Chairman of the
Board, all funds

Mary J. Miller, CFA	Director and Vice President, T. Rowe Price; Vice President, T. Rowe
(1955)	Price Group, Inc.
2004
[37]

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Connice A. Bavely, CFA (1951)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Short-Term Bond Fund	Group, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Short-Term Bond Fund	Group, Inc., and T. Rowe Price Trust Company

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Short-Term Bond Fund	Group, Inc.

Jennifer A. Callaghan (1969)	Vice President, T. Rowe Price
Vice President, Short-Term Bond Fund

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Short-Term Bond Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Bridget A. Ebner (1970)	Employee, T. Rowe Price
Assistant Vice President, Short-Term Bond Fund

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Short-Term Bond Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Short-Term Bond Fund	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Short-Term Bond Fund	Trust Company

Michael J. Grogan, CFA (1971)	Assistant Vice President, T. Rowe Price
Assistant Vice President, Short-Term Bond Fund

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Short-Term Bond Fund	Group, Inc.

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Short-Term Bond Fund	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

Keir R. Joyce (1972)	Vice President, T. Rowe Price
Assistant Vice President, Short-Term Bond Fund

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Short-Term Bond Fund	T. Rowe Price Investment Services, Inc.

Cheryl A. Mickel, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Short-Term Bond Fund	Group, Inc.

Vernon A. Reid, Jr. (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Short-Term Bond Fund	Group, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Short-Term Bond Fund	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Short-Term Bond Fund

John D. Wells (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Short-Term Bond Fund	Group, Inc., and T. Rowe Price Savings Bank

Edward A. Wiese, CFA (1959)	Vice President, T. Rowe Price, T. Rowe Price
President, Short-Term Bond Fund	Group, Inc., and T. Rowe Price Trust Company;
Chief Investment Officer, Director, and Vice
President, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2006	2005
Audit Fees	$15,130	$9,394
Audit-Related Fees	1,171	1,065
Tax Fees	2,189	1,651
All Other Fees	150	307

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. Reclassification from tax fees to audit fees of fiscal 2005 amounts related to the auditing of tax disclosures within the registrant’s annual financial statements has been made in order to conform to fiscal 2006 presentation. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $883,000 and $785,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds. Preceding fiscal year amount reflects the reclassification of tax fees described in (a) – (d) above.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Short-Term Bond Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 18, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 18, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	July 18, 2006